UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                         August 9, 2004 (August 9, 2004)
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                Date of Report (Date of earliest event reported)

                      Revlon Consumer Products Corporation
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      33-59650                13-3662953
        -------------------- ------------------------ -------------------------
         (State or Other         (Commission File No.)   (I.R.S. Employer
         Jurisdiction of                                 Identification
          Incorporation)                                   No.)

            237 Park Avenue
           New York, New York                           10017
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           (Address of Principal                     (Zip Code)
             Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE.

In connection with the provision of certain financial information (the "Information") on the investor relations website of Revlon, Inc. (the "Company"), www.revloninc.com, Revlon Consumer Products Corporation is furnishing such Information herewith as Exhibit 99.1 to this Form 8-K.

In accordance with general instruction B.2 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REVLON CONSUMER PRODUCTS CORPORATION


                                   By: /s/ Robert K. Kretzman
                                   --------------------------
                                   Robert K. Kretzman
                                   Executive Vice President, General Counsel
                                   and Chief Legal Officer


Date: August 9, 2004

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




                                  EXHIBIT INDEX

        Exhibit No.                 Description
        -----------                 -----------

99.1 Information related to Revlon, Inc. (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Revlon, Inc.
        filed with the Securities and Exchange Commission on August 9, 2004).



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